Exhibit 99.1
Deutsche Bank Securities' 2012 Global Financial Services Investor Conference Andy Cecere Vice Chairman and CFO May 21, 2012
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2011, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information
1Q12 Dimensions * As of May 11, 2012 Momentum Continues U.S. Bancorp Businesses Asset Size $341 billion Deposits $234 billion Loans $212 billion Customers 17.4 million NYSE Traded USB Market Capitalization* $61 billion Founded 1863 Bank Branches 3,080 ATMs 5,061
2011 full year, taxable-equivalent basis Excluding securities gains (losses) net Revenue Mix By Business Line Fee Income / Total Revenue Diversification Momentum Continues Consumer and Small Business Banking 44% Payment Services 28% Wealth Mgmt and Securities Services 8% Wholesale Banking and Commercial Real Estate 20%
Source: company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Performance Metrics Momentum Continues USB Rank #1 USB Rank #1 USB Rank #1
* Gain on merchant processing agreement settlement $ in millions, taxable-equivalent basis Prior 5 Quarters Year-Over-Year Growth 4.6% 3.8% 4.5% 8.1% 9.1% Prior 5 Years Year-Over-Year Growth 2.3% 4.4% 13.6% 8.9% 5.3% Revenue Growth Momentum Continues USB Record Revenue 2011
$ in billions 6% 12% 2% 4% 5% 17% 6% 12% 14% 18% 1% 7% 7% 20% 5% 11% 13% 5% 21% 15% Loans Deposits Prior 5 Quarters Average Balances Year-Over-Year Growth Prior 5 Years Ending Balances Year-Over-Year Growth Loan and Deposit Growth Momentum Continues
Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) -11% -2% -14% -6% -10% -7% -8% -7% 35% 30% 27% 26% 18% 25% 7% 12% 2% -5% -7% -5% -6% -7% -6% -6% -15% 34% 22% 33% 31% 23% 37% 5% 12% 2% Credit Quality Momentum Continues $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million)
$ in billions TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio 1Q12 Tier 1 Common Ratio Basel III: 8.4% Capital Position Momentum Continues
2012 Stress Test PPNR = Pre-Provision Net Revenue Source: Federal Reserve, Supervisory Stress Scenario, March 13, 2012 Momentum Continues The company's Stress Test results confirmed, once again, the fundamental strength of U.S. Bancorp's business model and capital position, even when viewed under a remarkably stressed hypothetical economic scenario PPNR % Average Assets Tier 1 Common Minimum No Capital Actions
Capital Actions Momentum Continues Dividend increase and share repurchase authorization announced March 13th Annual dividend raised from $0.50 to $0.78, a 56% increase One year share repurchase authorization of 100 million shares Dividends Share Repurchases 20 - 40% Targets: 30 - 40% 30 - 40% 34% 1Q12 Actual: 37% 29% Earnings Distribution
continues Momentum
Appendix
Non-GAAP Financial Measures Appendix
Deutsche Bank Securities' 2012 Global Financial Services Investor Conference